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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 3, 1999
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                  CardioDynamics International Corporation
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            (Exact name of registrant as specified in its charter)



California                             0-11868                 95-3533362
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(State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation)                      File Number)      Identification Number.)


6175 Nancy Ridge Drive, Suite 300, San Diego, California        92121
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (619) 535-0202
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                                      n/a
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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On December 3, 1999, CardioDynamics International Corporation, manufacturer of
BioZ(R) noninvasive digital cardiac output monitoring systems, completed a $3.3 million private placement of common stock to institutional investors, providing the Company with capital to fund research and development of an Internet-based medical product family and continue its domestic and international sales expansion. A six percent placement agent fee was paid to ING Baring LLC related to the transaction.

Participants of the private placement include Veritas Societe Generale, the Company's second largest institutional shareholder, and three additional European institutional investors. The investors purchased the unregistered common stock with a four-month holding restriction at $2.50 per share which represented a 9% discount to the 30-day average closing bid price on December 3, 1999.

Note: Except for the historical and factual information contained herein, this filing contains forward-looking statements, the accuracy of which are necessarily subject to uncertainties and risks, which include sole dependence on the BioZ product line, a lack of general acceptance within the medical community of TEB-based monitors, competition from Baxter Healthcare Corp. (manufacturer of the Swan-Ganz(TM) device), further capital requirements, and various uncertainties characteristic of companies just emerging from the development stage; as well as other risks detailed in the Company's filings with the SEC, including its 1998 Form 10-KSB. The Company does not undertake to update the disclosures contained in this filing.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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   99.1    Form of Common Stock Subscription Agreement dated December 3, 1999



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CardioDynamics
                                                International Corporation

                                                By: /s/ Michael K. Perry
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                                                Michael K. Perry
                                                Chief Executive Officer

Date: December 15, 1999
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